===============================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) July 3, 2007



                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                                  38-0572515
            -----------------                                  ----------
        (State or other jurisdiction of                     (I.R.S. Employer
        Incorporation or Organization)                     Identification No.)


      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)




                                 (313) 556-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

ITEM 8.01.  OTHER EVENTS

On July 3, 2007 General Motors Corporation (GM) issued a news release announcing June 2007 sales. The release is as follows:

                       GM Reports 326,300 June Deliveries

  (Monthly comparison percentages are adjusted for sales days unless noted.
        Annual and calendar year-to-date comparisons are unadjusted.)

  o GMC Acadia, Saturn OUTLOOK and Buick Enclave Achieve Industry Mid-Crossover Segment Leadership with Significant Retail and Total Sales Increases
  o Daily Rental Sales Down 22 Percent In June; Down Almost 100,000 in First Half of 2007
  o All-New Chevrolet Silverado and GMC Sierra Boost Full-Size Pickup Total and Retail Sales Increase in First Half of 2007 Compared With A Year Ago

DETROIT - GM dealers in the United States delivered 326,300 vehicles in June, down 24 percent, compared with year-ago monthly sales. The decline was partly attributed to a planned reduction of an additional 13,487 daily rental sale vehicles in the month. GM now has taken more than 92,000 daily rental vehicles out of the sales totals in 2007.

"Given the planned reduction in daily rental sales, we expected June would be a tough comparison to a year ago. Our retail performance for the month was also below the solid running rate we've experienced for the first half of the year which we attribute to a soft industry and lower incentive spending than our competitors. However, we continue to believe that maintaining a disciplined approach to both incentives and daily rental car sales is key to making our marketing strategy work in the long run," said Mark LaNeve, vice president, GM North American Sales, Service and Marketing.

"We continue our focus on the retail side of the equation and first-half results were solid," LaNeve added. "We are delighted with the continuing success of new products, especially the GMC Acadia, Saturn OUTLOOK and Buick Enclave. As with many of our vehicles, these all-new crossovers offer great fuel economy, terrific performance and outstanding value. For example, a year ago we were selling only about 3,000 mid-utility crossover vehicles. This June we blew the doors off the segment with deliveries in excess of 15,000."

Increased sales of the Saturn AURA, as well as the new mid-size crossovers GMC Acadia, Saturn OUTLOOK and Buick Enclave, demonstrate GM's strong positioning in the marketplace for fuel-efficient vehicles. The GMC Acadia, Saturn OUTLOOK and Buick Enclave had retail sales of more than 12,000 vehicles, pushing a significant retail increase in GM's mid-crossover segment. GM's total sales of more than 15,000 vehicles in this segment pushed monthly performance up more than 377 percent, compared with the same month last year.

The all-new Chevrolet Silverado and GMC Sierra full-size pickup trucks - fuel efficiency leaders in their class - helped the GM full-size pickup segment post a first half 2007 sales increase, compared with the same period a year ago, in a challenging industry environment. The Silverado and Sierra also offer the best warranty coverage and residual values in segment, a winning combination for these products.

"We're seeing increased residual values for our products as a result of staying aligned and disciplined to our North American turnaround and market growth plans. For customers, this means providing industry-leading products in terms of design, segment fuel economy, warranty coverage and performance," LaNeve added. "This translates to a beneficial cost of ownership experience. With new products such as the Cadillac CTS and Chevrolet Malibu coming to dealer showrooms later this year, we expect to build on this customer enthusiasm."

Certified Used Vehicles

June 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 45,876 units, up 6 percent from last June. Total year-to-date certified GM sales are 273,241 units, up 4 percent from the same period last year.


GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted 40,423 sales, up 9 percent from last June. Year-to-date sales for GM Certified Used Vehicles are 240,138 units, up 5 percent from the same period in 2006.


Cadillac Certified Pre-Owned Vehicles posted June sales of 3,108 units, down 14 percent from last June. Saturn Certified Pre-Owned Vehicles sold 1,484 units in June, down 9 percent. Saab Certified Pre-Owned Vehicles sold 764 units, down 11 percent from last June, and HUMMER Certified Pre-Owned Vehicles sold 97 units, up nearly 7 percent.

"GM Certified Used Vehicles, the industry's top-selling manufacturer-certified brand, posted a strong performance in June, leading the segment with sales of 40,423 units, up 9 percent from last June," said LaNeve. "GM Certified is on track to build on this momentum toward another record performance for the category for 2007."

GM North America Reports June and Second-Quarter 2007 Production, 2007 Third-Quarter Production Forecast Unchanged at 1.075 Million Vehicles

In June, GM North America produced 404,000 vehicles (142,000 cars and 262,000 trucks). This is down 56,000 units or 12 percent compared to June 2006 when the region produced 460,000 vehicles (173,000 cars and 287,000 trucks). (Production totals include joint venture production of 21,000 vehicles in June 2007 and 27,000 vehicles in June 2006.)

GM North America built 1.141 million vehicles (401,000 cars and 740,000 trucks) in the second-quarter of 2007. This is down 96,000 vehicles or 8 percent compared to second-quarter of 2006 when the region produced 1.237 million vehicles (462,000 cars and 775,000 trucks). The region's 2007 third-quarter production forecast is unchanged at 1.075 million vehicles (377,000 cars and 698,000 trucks).

GM also announced revised 2007 second-quarter and third-quarter production forecasts for its international regions.

GM Europe -The region's 2007 second-quarter production forecast is revised at 463,000 vehicles, down 5,000 units from last month's guidance. In the second-quarter of 2006 the region built 495,000 vehicles. The region's 2007 third-quarter production forecast remains unchanged at 389,000 vehicles. In the third-quarter of 2006 the region built 374,000 vehicles.

GM Asia Pacific - GM Asia Pacific's 2007 second-quarter production forecast is revised at 569,000 vehicles, up 1,000 units from last month's guidance. In the second-quarter of 2006 the region built 482,000 vehicles. The region's 2007 third-quarter production forecast is revised at 518,000 vehicles, down 6,000 units from last month's guidance. In the third-quarter of 2006 the region built 433,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2007 second-quarter production forecast is revised at 234,000 vehicles, up 1,000 units from last month's guidance. In the second-quarter of 2006 the region built 206,000 vehicles. The region's 2007 third-quarter production forecast is unchanged at 258,000 vehicles. In the third-quarter of 2006 the region built 215,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 76 years. Founded in 1908, GM today employs about 280,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2006, nearly
9.1 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                     June                 January - June
-------------------------------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   26           2007      2006  per S/D      2007       2006   % Chg.
-------------------------------------------------------------------------------

Vehicle Total          326,300    413,473  -24.0   1,922,762   2,066,957  -7.0
-------------------------------------------------------------------------------
Car Total              138,351    171,494  -22.3     760,262     816,959  -6.9
-------------------------------------------------------------------------------
Truck Total            187,949    241,979  -25.2   1,162,500   1,249,998  -7.0
-------------------------------------------------------------------------------
Light Truck Total      182,317    236,019  -25.6   1,137,458   1,219,078  -6.7
-------------------------------------------------------------------------------
Light Vehicle Total    320,668    407,513  -24.2   1,897,720   2,036,037  -6.8
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                    June                 January - June
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
-------------------------------------------------------------------------------
Buick                   16,519     23,738  -33.0      90,183     125,116 -27.9
Cadillac                16,647     23,265  -31.1      97,691     110,620 -11.7
Chevrolet              186,474    243,353  -26.2   1,141,796   1,232,401  -7.4
GMC                     40,457     47,604  -18.2     241,202     233,748   3.2
HUMMER                   5,093      5,661  -13.4      27,108      32,795 -17.3
Oldsmobile                   0          0  ***.*           0          96 ***.*
Other - Isuzu            1,380      1,652  -19.6       6,733       7,092  -5.1
Pontiac                 33,683     41,115  -21.1     175,425     203,937 -14.0
Saab                     4,361      3,295   27.5      17,003      17,691  -3.9
Saturn                  21,686     23,790  -12.2     125,621     103,461  21.4
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    128,512    160,092  -22.7     711,478     768,113  -7.4
-------------------------------------------------------------------------------
Light Truck            182,317    236,019  -25.6   1,137,458   1,219,078  -6.7
-------------------------------------------------------------------------------

Twenty-Seven selling days for the June Month period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    June 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    June                 January - June
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    27        26
-------------------------------------------------------------------------------
Century                      0          9  ***.*           5          74 -93.2
LaCrosse                 3,814      7,423  -50.5      23,121      34,533 -33.0
LeSabre                      0        130  ***.*         121       1,917 -93.7
Lucerne                  6,996     10,690  -37.0      39,043      47,123 -17.1
Park Avenue                  0          0  ***.*          26          30 -13.3
Regal                        0          0  ***.*           0          30 ***.*
      Buick Total       10,810     18,252  -43.0      62,316      83,707 -25.6
-------------------------------------------------------------------------------
CTS                      3,988      6,267  -38.7      23,952      29,049 -17.5
DeVille                      0         56  ***.*          71         609 -88.3
DTS                      4,868      5,879  -20.3      22,849      28,551 -20.0
Seville                      0          0  ***.*           0           9 ***.*
STS                      1,418      2,565  -46.8       9,509      12,449 -23.6
XLR                        170        307  -46.7       1,009       1,813 -44.3
      Cadillac Total    10,444     15,074  -33.3      57,390      72,480 -20.8
-------------------------------------------------------------------------------
Aveo                     5,615      7,426  -27.2      30,995      28,526   8.7
Cavalier                     0         17  ***.*          57         270 -78.9
Classic                      0          5  ***.*          17           5 240.0
Cobalt                  17,180     26,929  -38.6      96,437     119,952 -19.6
Corvette                 3,055      2,938    0.1      17,758      19,063  -6.8
Impala                  35,849     30,716   12.4     180,390     144,730  24.6
Malibu                   7,872     15,443  -50.9      67,499      89,827 -24.9
Monte Carlo              1,698      3,039  -46.2      11,313      17,383 -34.9
SSR                          5        359  -98.7         228       2,558 -91.1
      Chevrolet Total   71,274     86,872  -21.0     404,694     422,314  -4.2
-------------------------------------------------------------------------------
Alero                        0          0  ***.*           0          67 ***.*
      Oldsmobile Total       0          0  ***.*           0          67 ***.*
-------------------------------------------------------------------------------
Bonneville                   0         82  ***.*         130         880 -85.2
G5                       2,463          5  ***.*      13,004           5 ***.*
G6                       0,892     17,074  -38.6      69,955      74,762  -6.4
Grand Am                     0         63  ***.*          99         640 -84.5
Grand Prix               1,820     10,755    5.8      46,455      53,998 -14.0
GTO                        406      1,221  -68.0       3,487       5,537 -37.0
Solstice                 1,882      1,846   -1.8       9,078      11,546 -21.4
Sunfire                      0         68  ***.*          39         717 -94.6
Vibe                     3,972      4,669  -18.1      17,525      22,022 -20.4
      Pontiac Total     31,435     35,783  -15.4     159,772     170,107  -6.1
-------------------------------------------------------------------------------
9-2X                        26        122  -79.5         118         508 -76.8
9-3                      3,185      2,194   39.8      11,918      12,089  -1.4
9-5                        607        439   33.1       2,266       2,186   3.7
      Saab Total         3,818      2,755   33.5      14,302      14,783  -3.3
-------------------------------------------------------------------------------
Aura                     4,694          0  ***.*      27,229           0 ***.*
ION                      4,779     11,704  -60.7      28,347      50,640 -44.0
Saturn L Series              0          0  ***.*           2          20 -90.0
Sky                      1,097      1,054    0.2       6,210       2,841 118.6
      Saturn Total      10,570     12,758  -20.2      61,788      53,501  15.5
-------------------------------------------------------------------------------
      GM Total         138,351    171,494  -22.3     760,262     816,959  -6.9
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     128,512    160,092  -22.7     711,478     768,113   7.4
-------------------------------------------------------------------------------
GM Import                9,839     11,402  -16.9      48,784      48,846  -0.1
-------------------------------------------------------------------------------
      GM Total         138,351    171,494  -22.3     760,262     816,959  -6.9
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    June 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    June                 January - June
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    27        26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,810     18,252  -43.0      62,316      83,707 -25.6
Cadillac Total          10,444     15,074  -33.3      57,390      72,480 -20.8
Chevrolet Total         65,659     79,446  -20.4     373,699     393,788  -5.1
Oldsmobile Total             0          0  ***.*           0          67 ***.*
Pontiac Total           31,029     34,562  -13.5     156,285     164,570  -5.0
Saturn Total            10,570     12,758  -20.2      61,788      53,501  15.5
      GM North
        America Total* 128,512    160,092  -22.7     711,478     768,113  -7.4
-------------------------------------------------------------------------------
Chevrolet Total          5,615      7,426  -27.2      30,995      28,526   8.7
Pontiac Total              406      1,221  -68.0       3,487       5,537 -37.0
Saab Total               3,818      2,755   33.5      14,302      14,783  -3.3
      GM Import Total    9,839     11,402  -16.9      48,784      48,846  -0.1
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             16,519     23,738  -33.0      90,183     125,116 -27.9
Cadillac Total          16,647     23,265  -31.1      97,691     110,620 -11.7
Chevrolet Total        186,474    243,353  -26.2   1,141,796   1,232,401  -7.4
GMC Total               40,457     47,604  -18.2     241,202     233,748   3.2
HUMMER Total             5,093      5,661  -13.4      27,108      32,795 -17.3
Oldsmobile Total             0          0  ***.*           0          96 ***.*
Other-Isuzu Total        1,380      1,652  -19.6       6,733       7,092  -5.1
Pontiac Total           33,683     41,115  -21.1     175,425     203,937 -14.0
Saab Total               4,361      3,295   27.5      17,003      17,691  -3.9
Saturn Total            21,686     23,790  -12.2     125,621     103,461  21.4
      GM Total         326,300    413,473  -24.0   1,922,762   2,066,957  -7.0
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    June 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    June                 January - June
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    27        26
-------------------------------------------------------------------------------
Enclave                  3,659          0  ***.*       5,564           0 ***.*
Rainier                    374      1,057  -65.9       3,720       8,218 -54.7
Rendezvous                 944      3,099  -70.7      14,328      26,522 -46.0
Terraza                    732      1,330  -47.0       4,255       6,669 -36.2
      Total Buick        5,709      5,486    0.2      27,867      41,409 -32.7
-------------------------------------------------------------------------------
Escalade                 2,484      3,074  -22.2      16,809      18,874 -10.9
Escalade ESV             1,283      2,085  -40.7       7,874       5,341  47.4
Escalade EXT               601        543    6.6       4,021       2,209  82.0
SRX                      1,835      2,489  -29.0      11,597      11,716  -1.0
      Total Cadillac     6,203      8,191  -27.1      40,301      38,140   5.7
-------------------------------------------------------------------------------
Astro                        0         64  ***.*          25         344 -92.7
C/K Suburban(Chevy)      5,546      7,417  -28.0      38,547      34,253  12.5
Chevy C/T Series            27         33  -21.2         144         158  -8.9
Chevy W Series             315        289    5.0       1,500       1,509  -0.6
Colorado                 6,946      9,171  -27.1      41,211      45,379  -9.2
Equinox                  5,080     10,909  -55.2      41,683      56,331 -26.0
Express Cutaway/G Cut    1,909      2,082  -11.7       9,152      10,230 -10.5
Express Panel/G Van      7,306      9,272  -24.1      37,205      44,945 -17.2
Express/G Sportvan       1,696      2,077  -21.4       9,071      10,771 -15.8
HHR                      8,999      9,503   -8.8      46,353      51,990 -10.8
Kodiak 4/5 Series          882        916   -7.3       4,985       6,526 -23.6
Kodiak 6/7/8 Series        206        309  -35.8       1,320       2,016 -34.5
S/T Blazer                   0          7  ***.*           7          93 -92.5
S/T Pickup                   0          0  ***.*           0           4 ***.*
Tahoe                   11,564     13,473  -17.3      71,114      84,933 -16.3
Tracker                      0          0  ***.*           0          11 ***.*
TrailBlazer              8,202     20,261  -61.0      62,487      92,012 -32.1
Uplander                 7,240      6,899    1.1      32,810      32,509   0.9
Venture                      0         17  ***.*          25         165 -84.8
................................................................................
      Avalanche          4,327      4,991  -16.5      28,567      18,739  52.4
      Silverado-C/K
        Pickup          44,955     58,791  -26.4     310,896     317,169  -2.0
Chevrolet Fullsize
  Pickups               49,282     63,782  -25.6     339,463     335,908   1.1
................................................................................
      Chevrolet Total  115,200    156,481  -29.1     737,102     810,087  -9.0
-------------------------------------------------------------------------------
Acadia                   7,006          0  ***.*      35,270           0 ***.*
Canyon                   2,094      2,399  -15.9      11,360      11,024   3.0
Envoy                    3,294      7,381  -57.0      21,491      36,994 -41.9
GMC C/T Series              22         25  -15.3         125         119   5.0
GMC W Series               460        474   -6.5       2,316       2,540  -8.8
Safari (GMC)                 0          5  ***.*          13          55 -76.4
Savana Panel/G Classic   1,621      1,709   -8.7       7,501       8,989 -16.6
Savana Special/G Cut     1,177      1,047    8.3       5,895       7,651 -23.0
Savana/Rally               119        339  -66.2         908       1,450 -37.4
Sierra                  15,187     20,661  -29.2      99,293     101,618  -2.3
Topkick 4/5 Series       1,889      1,282   41.9       5,178       6,839 -24.3
Topkick 6/7/8 Series       451        980  -55.7       2,741       4,121 -33.5
Yukon                    4,240      6,422  -36.4      29,128      32,940 -11.6
Yukon XL                 2,897      4,880  -42.8      19,983      19,408   3.0
      GMC Total         40,457     47,604  -18.2     241,202     233,748   3.2
-------------------------------------------------------------------------------
HUMMER H1                    5         57  -91.6          82         195 -57.9
HUMMER H2                  945      1,365  -33.3       5,899       8,361 -29.4
HUMMER H3                4,143      4,239   -5.9      21,127      24,239 -12.8
      HUMMER Total       5,093      5,661  -13.4      27,108      32,795 -17.3
-------------------------------------------------------------------------------
Bravada                      0          0  ***.*           0          19 ***.*
Silhouette                   0          0  ***.*           0          10 ***.*
      Oldsmobile Total       0          0  ***.*           0          29 ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series       153        146    0.9         914         658  38.9
Other-Isuzu H Series         3         12  -75.9          58          70 -17.1
Other-Isuzu N Series     1,224      1,494  -21.1       5,761       6,364  -9.5
      Other-Isuzu Total  1,380      1,652  -19.6       6,733       7,092  -5.1
-------------------------------------------------------------------------------
Aztek                        0         23  ***.*          25         279 -91.0
Montana                      0         23  ***.*          26         300 -91.3
Montana SV6                140        497  -72.9       1,013      11,030 -90.8
Torrent                  2,108      4,789  -57.6      14,589      22,221 -34.3
      Pontiac Total      2,248      5,332  -59.4      15,653      33,830 -53.7
-------------------------------------------------------------------------------
9-7X                       543        540   -3.2       2,701       2,908  -7.1
      Saab Total           543        540   -3.2       2,701       2,908  -7.1
-------------------------------------------------------------------------------
Outlook                  3,869          0  ***.*      16,563           0 ***.*
Relay                      139        559  -76.1       1,048       3,367 -68.9
VUE                      7,108     10,473  -34.6      46,222      46,593  -0.8
      Saturn Total      11,116     11,032   -3.0      63,833      49,960  27.8
-------------------------------------------------------------------------------
      GM Total         187,949    241,979  -25.2   1,162,500   1,249,998  -7.0
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     186,278    240,049  -25.3   1,154,391   1,241,382  -7.0
-------------------------------------------------------------------------------
GM Import                1,671      1,930  -16.6       8,109       8,616  -5.9
-------------------------------------------------------------------------------
      GM Total         187,949    241,979  -25.2   1,162,500   1,249,998  -7.0
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     182,317    236,019  -25.6   1,137,458   1,219,078  -6.7
-------------------------------------------------------------------------------
GM Import                    0          0  ***.*           0           0 ***.*
-------------------------------------------------------------------------------
      GM Total         182,317    236,019  -25.6   1,137,458   1,219,078   -6.7
-------------------------------------------------------------------------------

* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    June 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    June                 January - June
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    27        26
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,709      5,486    0.2      27,867      41,409 -32.7
Cadillac Total           6,203      8,191  -27.1      40,301      38,140   5.7
Chevrolet Total        114,955    156,256  -29.2     736,059     809,031  -9.0
GMC Total               40,132     47,214  -18.1     239,400     231,730   3.3
HUMMER Total             5,093      5,661  -13.4      27,108      32,795 -17.3
Oldsmobile Total             0          0  ***.*           0          29 ***.*
Other-Isuzu Total          279        337  -20.3       1,469       1,550  -5.2
Pontiac Total            2,248      5,332  -59.4      15,653      33,830 -53.7
Saab Total                 543        540   -3.2       2,701       2,908  -7.1
Saturn Total            11,116     11,032   -3.0      63,833      49,960  27.8
      GM North America
        Total*         186,278    240,049  -25.3   1,154,391   1,241,382  -7.0
-------------------------------------------------------------------------------
Chevrolet Total            245        225    4.9       1,043       1,056  -1.2
GMC Total                  325        390  -19.8       1,802       2,018 -10.7
Other-Isuzu Total        1,101      1,315  -19.4       5,264       5,542  -5.0
      GM Import Total    1,671      1,930  -16.6       8,109       8,616  -5.9
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,709      5,486    0.2      27,867      41,409 -32.7
Cadillac Total           6,203      8,191  -27.1      40,301      38,140   5.7
Chevrolet Total        113,770    154,934  -29.3     729,153     799,878  -8.8
GMC Total               37,635     44,843  -19.2     230,842     220,129   4.9
HUMMER Total             5,093      5,661  -13.4      27,108      32,795 -17.3
Oldsmobile Total             0          0  ***.*           0          29 ***.*
Pontiac Total            2,248      5,332  -59.4      15,653      33,830 -53.7
Saab Total                 543        540   -3.2       2,701       2,908  -7.1
Saturn Total            11,116     11,032   -3.0      63,833      49,960  27.8
      GM North America
        Total*         182,317    236,019  -25.6   1,137,458   1,219,078  -6.7
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,709      5,486    0.2      27,867      41,409 -32.7
Cadillac Total           6,203      8,191  -27.1      40,301      38,140   5.7
Chevrolet Total        113,770    154,934  -29.3     729,153     799,878  -8.8
GMC Total               37,635     44,843  -19.2     230,842     220,129   4.9
HUMMER Total             5,093      5,661  -13.4      27,108      32,795 -17.3
Oldsmobile Total             0          0  ***.*           0          29 ***.*
Pontiac Total            2,248      5,332  -59.4      15,653      33,830 -53.7
Saab Total                 543        540   -3.2       2,701       2,908  -7.1
Saturn Total            11,116     11,032   -3.0      63,833      49,960  27.8
      GM Total         182,317    236,019  -25.6   1,137,458   1,219,078  -6.7
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

GM Production Schedule - 7/03/07



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2007 Q2 #       401     740   1,141    463      234     569      2,407    12    42      265
O/(U) prior
forecast:@       (2)     (2)     (4)    (5)       1       1         (7)    0     0      (13)
              -----   -----   -----  -----      ---     ---      -----
2007 Q3 # *     377     698   1,075    389      258     518      2,240    11    42      269
O/(U) prior
forecast:@        0       0       0      0        0      (6)        (6)    0     0       (4)
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
    2001
1st Qtr.        580     634   1,214    538      138      51      1,941    18     9       NA
2nd Qtr.        638     726   1,364    491      165      64      2,084    13    16       NA
3rd Qtr.        574     664   1,238    373      146      74      1,832    11    15       NA
4th Qtr.        573     721   1,294    441      127      67      1,929     9    16       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
     CY       2,365   2,745   5,110  1,842      575     256      7,786    51    56       NA

    2002
1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
     CY       2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

    2003
1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
     CY       2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

    2004
1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----      ---     ---      -----    --   ---
     CY       1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

    2005
1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14   ---
     CY       1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

    2006
1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---     ---      -----    --   ---
     CY       1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

    2007
1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr. #      401     740   1,141    463      234     569      2,407    12    42      265
3rd Qtr. # *    377     698   1,075    389      258     518      2,240    11    42      269
              -----   -----   -----  -----      ---     ---      -----    --   ---

    CYTD      1,177   2,102   3,279  1,363      714   1,631      6,987    38   119      821
              -----   -----   -----  -----      ---     ---      -----    --   ---


See notes next page.

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@  Numbers may vary due to rounding
#  Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  July 3, 2007                   By:  /s/NICK S. CYPRUS
                                     ---  -----------------
                                          (Nick S. Cyprus
                                           Controller and
                                           Chief Accounting Officer)